EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Transition Report of Better Choice Company Inc. (the “Company”) on Form 10-KT for the transition period ended December 31, 2018 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned officers hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  July 24, 2019

/s/ Damian Dalla-Longa
Damian Dalla-Longa Co-Chief Executive Officer (co-principal executive officer)